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                                                                    EXHIBIT 7.6

                           AGREEMENT OF JOINT FILING

         Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the amendment to the Statement on
Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Dated:  October 26, 1998


                                              COOPER RIVER PROPERTIES, L.L.C.

                                              By:   AIMCO Properties, L.P.,
                                                    its managing member

                                              By:   AIMCO-GP, Inc.,
                                                    its General Partner


                                              By:   /s/ PATRICK J. FOYE
                                                    --------------------------
                                                    Patrick J. Foye
                                                    Executive Vice President


                                              INSIGNIA PROPERTIES, L.P.

                                              By:   Insignia Properties Trust,
                                                    its General Partner


                                              By:   /s/ PATRICK J. FOYE
                                                    --------------------------
                                                    Patrick J. Foye
                                                    Executive Vice President


                                              INSIGNIA PROPERTIES TRUST


                                              By:   /s/ PATRICK J. FOYE
                                                    --------------------------
                                                    Patrick J. Foye
                                                    Executive Vice President




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                                              AIMCO PROPERTIES, L.P.

                                              By:   AIMCO-GP, Inc.,
                                                    its General Partner


                                              By:   /s/ PATRICK J. FOYE
                                                    --------------------------
                                                    Patrick J. Foye
                                                    Executive Vice President


                                              AIMCO-GP, INC.


                                              By:   /s/ PATRICK J. FOYE
                                                    --------------------------
                                                    Patrick J. Foye
                                                    Executive Vice President


                                              APARTMENT INVESTMENT AND
                                              MANAGEMENT COMPANY


                                              By:   /s/ PATRICK J. FOYE
                                                    --------------------------
                                                    Patrick J. Foye
                                                    Executive Vice President